Exhibit 10.23

Consent of Independent Registered Public Accounting Firm

September 13, 2004

U.S. Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

Re:	Consent to be named in the 8-K Current Report of visionGATEWAY, Inc., a Nevada corporation (the “Registrant”), SEC File No. 0-30499, to be filed on or about September 13, 2004

Ladies and Gentlemen:

We hereby consent to the incorporation by reference of our audit report for the year ended April 30, 2004, dated August 27, 2004, in the above referenced 8-K Current Report.

Mantyla McReynolds

Certified Public Accountants